EXHIBIT 2

                                                    B Y L A W S

                                                        OF

                                          FRIEDE GOLDMAN INTERNATIONAL INC.



 Dated: September 22, 1998




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                                                    I N D E X

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         ARTICLE 1 OFFICES
                  Section 1.1       Principal Office.............................................................1
                  Section 1.2       Registered Office............................................................1
                  Section 1.3       Other Offices................................................................1

         ARTICLE II SHAREHOLDERS' MEETINGS
                  Section 2.1       Annual Meeting...............................................................1
                  Section 2.2       Special Meetings.............................................................1
                  Section 2.3       Notice of Meetings and Adjourned Meetings....................................1
                  Section 2.4       Voting Lists.................................................................2
                  Section 2.5       Quorum.......................................................................2
                  Section 2.6       Organization.................................................................2
                  Section 2.7       Voting.......................................................................2
                  Section 2.8       Authorization of Proxies.....................................................3
                  Section 2.9       Shareholders Entitled to Vote................................................3
                  Section 2.10      Order of Business............................................................3
                  Section 2.11      Action by Written Consent....................................................4
                  Section 2.12      Inspectors of Election.......................................................4
                  Section 2.13      Notice of Shareholder Nominees...............................................4
                  Section 2.14      Shareholder Proposals........................................................5

         ARTICLE III DIRECTORS
                  Section 3.1       Management...................................................................6
                  Section 3.2       Number and Term..............................................................6
                  Section 3.3       Quorum and Manner of Action..................................................6
                  Section 3.4       Vacancies....................................................................6
                  Section 3.5       Resignations.................................................................7
                  Section 3.6       Removals.....................................................................7
                  Section 3.7       Annual Meetings..............................................................7
                  Section 3.8       Regular Meetings.............................................................7
                  Section 3.9       Special Meetings.............................................................7
                  Section 3.10      Organization of Meetings ....................................................7
                  Section 3.11      Place of Meetings............................................................8
                  Section 3.12      Compensation of Directors....................................................8
                  Section 3.13      Action by Unanimous Written Consent..........................................8
                  Section 3.14      Participation in Meetings by Telephone.......................................8
                  Section 3.15      Election of Directors by Class Vote of Holders
                                       of Preferred Stock........................................................8


         ARTICLE IV COMMITTEES OF THE BOARD
                  Section 4.1       Membership and Authorities...................................................8
                  Section 4.2       Minutes......................................................................9
                  Section 4.3       Vacancies....................................................................9
                  Section 4.4       Telephone Meetings...........................................................9
                  Section 4.5       Action Without Meeting.......................................................9
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         ARTICLE V OFFICERS
                  Section 5.1       Number and Title.............................................................9
                  Section 5.2       Term of Office; Vacancies....................................................9
                  Section 5.3       Removal of Elected Officers.................................................10
                  Section 5.4       Resignations................................................................10
                  Section 5.5       The Chairman of the Board...................................................10
                  Section 5.6       Chief Executive Officer.....................................................10
                  Section 5.7       President...................................................................10
                  Section 5.8       Vice Presidents.............................................................11
                  Section 5.9       Secretary...................................................................11
                  Section 5.10      Assistant Secretaries.......................................................11
                  Section 5.11      Chief Financial Officer.....................................................12
                  Section 5.12      Treasurer...................................................................12
                  Section 5.13      Assistant Treasurers........................................................12
                  Section 5.14      Subordinate Officers; Agents................................................12
                  Section 5.15      Salaries and Compensation...................................................12

         ARTICLE VI INDEMNIFICATION
                  Section 6.1       Indemnification of Directors and Officers...................................13

         ARTICLE VII CAPITAL STOCK
                  Section 7.1       Certificates of Stock.......................................................15
                  Section 7.2       Lost Certificates...........................................................15
                  Section 7.3       Fixing Date for Determination of Shareholders of
                                       Record for Certain Purposes..............................................15
                  Section 7.4       Dividends...................................................................16
                  Section 7.5       Registered Shareholders.....................................................16
                  Section 7.6       Transfer of Stock...........................................................16
                  Section 7.7       Stock Options, Warrants, Etc................................................16

         ARTICLE VIII MISCELLANEOUS PROVISIONS
                  Section 8.1       Corporate Seal..............................................................16
                  Section 8.2       Fiscal Year.................................................................16
                  Section 8.3       Checks, Drafts, Notes.......................................................17
                  Section 8.4       Corporate Contracts and Instruments.........................................17
                  Section 8.5       Notice and Waiver of Notice.................................................17
                  Section 8.6       Examination of Books and Records............................................17
                  Section 8.7       Voting Upon Shares Held by the Corporation..................................17

         ARTICLE IX AMENDMENTS
                  Section 9.1       Amendment...................................................................18

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                        FRIEDE GOLDMAN INTERNATIONAL INC.

                                   B Y L A W S

                                    ARTICLE I

                                     Offices


         SECTION 1.1 PRINCIPAL OFFICE. The principal office of the Corporation shall be in Jackson, Mississippi.

         SECTION 1.2 REGISTERED OFFICE. The registered office and registered agent of the Corporation required to be maintained in the State of Mississippi shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Mississippi.

         SECTION 1.3 OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Mississippi, as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II

                             Shareholders' Meetings


         SECTION 2.1 ANNUAL MEETING. The annual meeting of the holders of shares of each class or series of stock as are entitled to notice thereof and to vote thereat pursuant to applicable law and the Certificate of Incorporation for the purpose of electing directors and transacting such other proper business as may come before it shall be held at such time and at such place, within or without the State of Mississippi, as may be designated by the Board of Directors.

         SECTION 2.2 SPECIAL MEETINGS. In addition to such special meetings as are provided by law or the Articles of Incorporation, special meetings of the holders of any class or series or of all classes or series of the Corporation's stock for any purpose or purposes, may be called at any time by the Chief Executive Officer and shall be called by the Secretary at the written request, or by resolution adopted by the affirmative vote, of a majority of the Board of Directors, which request shall fix the date, time and place (within or without the State of Mississippi), and state the purpose or purposes of the proposed meeting. Except to the extent specified in the Corporation's articles of incorporation, as amended and in effect from time to time (the "Articles of Incorporation") or the resolutions of the Board of Directors creating any class or series of preferred stock of the Corporation, Shareholders of the Corporation may not call a special meeting.

         SECTION 2.3 NOTICE OF MEETINGS AND ADJOURNED MEETINGS. Except as otherwise provided by law, written notice of any meeting of Shareholders shall be given either by personal delivery or by mail to each Shareholder of record entitled to vote thereat. Notice of each meeting shall be in such form as is approved by the Board of Directors and shall state the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, such written notice shall be given not less than 10 nor more than 60 days before the date of the meeting. Except when Shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened, presence in person or by proxy of a Shareholder shall constitute a waiver of notice of such meeting. Further, a written waiver of any notice required by law or by these Bylaws, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Except as

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otherwise  provided by law,  the  business  that may be  transacted  at any such meeting shall be limited to and consist of the purpose or purposes stated in such notice. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

         SECTION 2.4 VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least 10 days before each meeting of the Shareholders, a complete list of Shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of each and the number of shares held by each, which list, for a period of 10 days prior to such meeting, shall be kept on file either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, and such list shall be subject to inspection by the Shareholders at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder for the duration of the meeting. The original stock transfer books shall be prima-facie evidence as to who are the Shareholders entitled to examine such list or transfer books or to vote at any meeting of Shareholders.

         SECTION 2.5 QUORUM. Except as otherwise provided by law or by the Articles of Incorporation, the holders of a majority of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the Shareholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Shareholders, the Chairman of the Board of Directors or other person presiding over such meeting or the holders of a majority of such shares of stock, present in person or represented by proxy, may adjourn any meeting from time to time without notice other than announcement at the meeting, except as otherwise required by these Bylaws, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called. A holder of a share of the Corporation's capital stock shall be treated as being present or represented at a meeting if such holder is (i) present in person at the meeting or (ii) represented at the meeting by a valid proxy, regardless of whether the instrument granting the proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the meeting.

         SECTION 2.6 ORGANIZATION. Meetings of the Shareholders shall be presided over by the Chairman of the Board of Directors, if one shall be elected, or in his absence, by the Chief Executive Officer, the President or by any Senior Vice President, or, in the absence of any of such officers, by a chairman to be chosen by a majority of the Shareholders entitled to vote at the meeting who are present in person or by proxy. The Secretary, or, in his absence, any Assistant Secretary or any person appointed by the individual presiding over the meeting, shall act as secretary at meetings of the Shareholders.

         SECTION 2.7 VOTING. Each Shareholder of record, as determined pursuant to Section 2.9, who is entitled to vote in accordance with the terms of the Articles of Incorporation and in accordance with the provisions of these Bylaws, shall, except to the extent specified in the Articles of Incorporation or any resolution adopted by the Board of Directors to establish any series of Preferred Stock of the Corporation, be entitled to one vote, in person or by proxy, for each share of stock registered in his name on the books of the Corporation. Every Shareholder entitled to vote at any Shareholders'

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meeting  may  authorize  another  person or persons to act for him by proxy duly appointed by instrument in writing subscribed by such Shareholder and executed not more than three years prior to the meeting, unless the proxy provides for a longer period. Each proxy shall be revocable unless it expressly states therein that it is irrevocable and, only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Shareholder's attendance at any meeting, when such Shareholder has theretofore given a proxy, shall not have the effect of revoking such proxy unless such Shareholder shall in writing so notify the Secretary of the meeting prior to the voting of the proxy. Unless otherwise provided by law, no vote on the election of directors or any question brought before the meeting need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot, each ballot shall state the number of shares voted and the name of the Shareholder or proxy voting. Except as otherwise provided by law, by the Articles of Incorporation or these Bylaws,
(i) action on a matter (other than the election of directors) shall be approved if the votes cast by holders of shares of stock present and entitled to vote on the matter at a meeting at which a quorum is present in favor of the matter exceed the votes cast opposing the matter and (ii) directors shall be elected by a plurality of the votes cast by the holders of shares present and entitled to vote in the election at a meeting at which a quorum is present. In the election of directors, votes may not be cumulated. In determining the number of votes cast, shares abstaining from voting or not voted on a matter (including director elections) will not be treated as votes cast.

         SECTION 2.8 AUTHORIZATION OF PROXIES. Without limiting the manner in which a Shareholder may authorize another person or persons to act for him as proxy, the following are valid means of granting such authority. A Shareholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the Shareholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A Shareholder may also authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Shareholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         SECTION 2.9 SHAREHOLDERS ENTITLED TO VOTE. The board of directors may fix a date not more than 60 days nor less than 10 days prior to the date of any meeting of shareholders as a record date for the determination of the shareholders  entitled  to  notice  of and to  vote  at  such  meeting  and  any adjournment thereof, and in such case such shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of and to vote at, such meeting and any adjournment thereof notwithstanding any transfer of any stock on the books of the corporation after such record date fixed as aforesaid.

         SECTION 2.10 ORDER OF BUSINESS. The order of business at all meetings of Shareholders shall be as determined by the chairman of the meeting or as is otherwise determined by the vote of the holders of a majority of the shares of stock present in person or by proxy and entitled to vote without regard to class or series at the meeting.

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         SECTION 2.11 ACTION BY WRITTEN CONSENT. No action required or permitted to be taken by the Shareholders shall be taken except at an annual or special meeting with prior notice and a vote. No action may be taken by the Shareholders by written consent.

         SECTION 2.12 INSPECTORS OF ELECTION. Before any meeting of Shareholders, the Board of Directors may, and if required by law shall, appoint one or more persons to act as inspectors of election at such meeting or any adjournment thereof. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and if required by law or requested by any Shareholder entitled to vote or his proxy shall, appoint a substitute inspector. If no inspectors are appointed by the Board of Directors, the chairman of the meeting may, and if required by law or requested by any Shareholder entitled to vote or his proxy shall, appoint one or more inspectors at the meeting. Inspectors may include individuals who serve the Corporation in other capacities (including as officers, employees, agents or representatives); provided, however, that no director or candidate for the office of director shall act as an inspector. Inspectors need not be Shareholders. The inspectors shall (i) determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies and (ii) receive votes or ballots, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes and ballots, determine the results and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them.

         SECTION 2.13 NOTICE OF SHAREHOLDER NOMINEES. Only persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of the Corporation's Shareholders (a) by or at the direction of the Board of Directors or (b) by any Shareholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 2.13. All nominations by Shareholders shall be made pursuant to timely notice in proper written form submitted to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days nor more than 150 days prior to the anniversary of the annual meeting held for the immediately preceding year, unless the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year's meeting, in which case proposals must be received at least 60 days prior to the distribution by the Company of proxies relating to such upcoming annual meeting, or, in the case of a special meeting at which directors are to be elected and for which less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, such shareholder's notice to the Secretary shall set forth in writing (a) as to each person whom such Shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to such Shareholder (i) the name and address, as they appear on the Corporation's books, and principal occupation of such Shareholder, (ii) the class and number of shares of the Corporation's capital stock that are beneficially owned by such Shareholder and the dates upon which such Shareholder acquired such shares and documentary support for any claims of beneficial ownership, and (iii) a description of all agreements, arrangements or understandings between such

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Shareholder and each such person that such Shareholder proposes to nominate as a director and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such Shareholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in these Bylaws of the Company. The chairman of the shareholder's meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws of the Company, and if he shall so determine, he shall announce such determination to the meeting and the defective nomination shall be disregarded.

         SECTION 2.14 SHAREHOLDER PROPOSALS. At any special meeting of the Corporation's Shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors. At any annual meeting of the Shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any Shareholder who complies with the procedures set forth in this Section 2.14; provided, however, that nothing in this Section 2.14 shall be deemed to preclude discussion by any Shareholder of any business properly brought before any annual meeting of Shareholders in accordance with such procedures. For business properly to be brought before an annual meeting by a Shareholder, the Shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days nor more than 150 days prior to the anniversary of the annual meeting held for the immediately preceding year, unless the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year's meeting, in which case proposals must be received at least 60 days prior to the distribution by the Company of proxies relating to such upcoming annual meeting. To be in proper written form, such shareholder's notice to the Secretary shall set forth in writing as to each matter such Shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, including the exact text of any proposal to be presented for adoption and any supporting statement (which shall not exceed 500 words in the aggregate), and such shareholder's reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, and principal occupation of such Shareholder, (c) the class and number of shares of the Corporation's capital stock that are beneficially owned by such Shareholder and the dates upon which such Shareholder acquired such shares and documentary support for any claims of beneficial ownership, and
(d) any material interest of such Shareholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this
Section 2.14 and the foregoing rights of a Shareholder to propose business for consideration at an annual meeting of Shareholders shall be subject to such conditions, restrictions and limitations as may be imposed by the Articles of Incorporation. The chairman of an annual shareholder's meeting shall, if the facts warrant, determine and declare to the meeting that business is not properly brought before the meeting in accordance with the provisions of this
Section 2.14, and, if he should so determine, he shall so announce such determination to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding any other provision of these Bylaws, the Corporation shall be under no obligation to include any Shareholder proposal in its proxy statement material or otherwise present any such proposal to Shareholders at a meeting of Shareholders if the Board of Directors reasonably believes that the proponents thereof have not complied with Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and the Corporation shall not be required to include in its proxy statement material to Shareholders any Shareholder proposal not required to be included in its proxy statement to Shareholders in accordance with such act, rules or regulations.

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                                   ARTICLE III

                                    Directors


         SECTION 3.1 MANAGEMENT. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all powers of the Corporation and do all lawful acts and things as are not by law, by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the Shareholders.

         SECTION 3.2 NUMBER AND TERM. The actual number of directors constituting the entire Board of Directors shall be fixed from time to time by resolution of the Board of Directors adopted by the affirmative vote of a majority of the members of the entire Board of Directors, but shall consist of not less than three nor more than 15 members. The Board of Directors shall have sole authority to determine the number of directors, within the limits set forth above, and may increase or decrease the exact number of directors from time to time by resolution duly adopted by the affirmative vote of a majority of the entire Board of Directors; subject to Miss. Code Ann. Section 79-4-8.03(b) which limits any change to 30% of the number of directors last approved by the Shareholders. Directors need not be Shareholders. No decrease in the number of directors shall have the effect of shortening the term of office of any incumbent director.

         SECTION 3.3 QUORUM AND MANNER OF ACTION. At all meetings of the Board of Directors a majority of the total number of directors holding office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the Articles of Incorporation or by these Bylaws. When the Board of Directors consists of one director, the one director shall constitute a majority and a quorum. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at such adjourned meeting. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to such action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent shall not apply to any director who voted in favor of such action.

       SECTION 3.4 VACANCIES. Except as otherwise provided by law and the Articles of Incorporation, in the case of any increase in the authorized number of directors or of any vacancy in the Board of Directors, however created, the additional director or directors may be elected, or, as the case may be, the vacancy or vacancies shall be filled by majority vote of the directors remaining on the whole Board of Directors although less than a quorum, or by a sole remaining director. In the event one or more directors shall resign, effective at a future date, such vacancy or vacancies shall be filled by a majority of the directors who will remain on the whole Board of Directors, although less than a quorum, or by a sole remaining director. Any director elected or chosen as provided herein shall serve until the sooner of (i) the unexpired term of the directorship to which he is appointed; or (ii) until his successor is elected and qualified; or (iii) until his earlier resignation or removal. If, as a result of a disaster or emergency (as determined in good faith by the then remaining Directors), it becomes impossible to ascertain whether or not vacancies exist on the Board of Directors and a person is or persons are elected by the Directors, who in good faith believe themselves to be a majority of the remaining Directors, to fill a vacancy or vacancies that such remaining Directors in good faith believe exists, then the acts of such person or persons who are so elected as Directors shall be valid and binding upon the Corporation and the Shareholders, although it may subsequently develop that at the time of the election (i) there was in fact no vacancy or vacancies existing on the Board of Directors or (ii) the directors who so elected such person or persons did not in fact constitute a majority of the remaining Directors.

         SECTION 3.5 RESIGNATIONS. A director may resign at any time upon written notice of resignation to the Corporation, delivered to the Secretary. Any resignation shall be effective immediately unless a certain effective date is specified therein, in which event it will be effective upon such date and acceptance of any resignation shall not be necessary to make it effective.

         SECTION 3.6 REMOVALS. Any director or the entire Board of Directors may be removed before the expiration of such Director's term of office only for cause, and another person or persons may be elected to serve for the remainder of his or their term, and only upon the affirmative vote of the holders of a majority of the shares of the Corporation entitled to vote in the election of directors. Shareholders may not remove any director without cause. In case any vacancy so created shall not be filled by the Shareholders at such meeting, such vacancy may be filled by the directors as provided in Section 3.4.

         SECTION 3.7 ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held, if a quorum be present, immediately following each annual meeting of the Shareholders at the place such meeting of Shareholders took place, for the purpose of organization and transaction of any other business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary. If a quorum is not present, such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in Section 3.9 for special meetings of the Board of Directors or in a waiver of notice thereof.

         SECTION 3.8 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors.

         SECTION 3.9 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chief Executive Officer or by the Secretary on the written request of one-third of the members of the whole Board of Directors stating the purpose or purposes of such meeting. Notices of special meetings, if mailed, shall be mailed to each director not later than two days before the day the meeting is to be held or if otherwise given in the manner permitted by these Bylaws, not later than the day before such meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in any notice or written waiver of notice unless so required by the Articles of Incorporation or by the Bylaws. Unless limited by law, the Articles of Incorporation or by these Bylaws, any and all business may be transacted at a special meeting.

         SECTION 3.10 ORGANIZATION OF MEETINGS. At any meeting of the Board of Directors, business shall be transacted in such order and manner as such Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present at any meeting at which there is a quorum, except as otherwise provided by these Bylaws or required by law.

         SECTION 3.11 PLACE OF MEETINGS. The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation, inside or outside the State of Mississippi, at any office or offices of the Corporation, or at any other place as they may from time to time by resolution determine.

         SECTION 3.12 COMPENSATION OF DIRECTORS. The Board of Directors shall have the authority to fix, and from time to time to change, the compensation of Directors. Directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed honorarium or fees and expenses, if any, of attendance may be paid by the Corporation for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending such committee meetings.

         SECTION 3.13 ACTION BY UNANIMOUS WRITTEN CONSENT. Unless otherwise restricted by law, the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

         SECTION 3.14 PARTICIPATION IN MEETINGS BY TELEPHONE. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee thereof may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section
3.14 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         SECTION  3.15  ELECTION  OF  DIRECTORS  BY  CLASS  VOTE OF  HOLDERS  OF
PREFERRED STOCK. Notwithstanding the foregoing provisions of this Article III, if the resolutions of the Board of Directors creating any class or series of preferred stock of the Corporation entitle the holders of such preferred stock, voting separately by class or series, to elect additional Directors under specified circumstances, then all provisions of such resolutions relating to the nomination, election, term of office, removal, filling of vacancies and other features of such directorships shall, as to such directorships, govern and control over any conflicting provisions of this Article III, and such Directors so elected need not be divided into classes pursuant to this Article III unless expressly provided by the provisions of such resolutions.


                                   ARTICLE IV

                             Committees of the Board


         SECTION 4.1 MEMBERSHIP AND AUTHORITIES. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more Directors to constitute an Executive Committee and such other committees as the Board of Directors may determine, each of which committees to the extent provided in said resolution or resolutions or in these Bylaws, shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation, except in those cases where the authority of the Board of Directors is specifically denied to the Executive Committee or such other committee or committees by law, the Articles of Incorporation or these Bylaws, and may authorize the seal of the Corporation to be affixed to all papers that may require it. The designation of an Executive Committee or other committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law. Each member of a committee of the Board of Directors shall serve as such until the earliest of
(i) his death, (ii) the expiration of his term as a Director, (iii) his resignation as a member of such committee or as a Director and (iv) his removal as a member of such committee or as a Director.

         SECTION 4.2 MINUTES. Each committee designated by the Board of Directors shall keep regular minutes of its proceedings and shall provide a report of its proceedings to the Board of Directors when required or requested by the Board of Directors.

         SECTION 4.3 VACANCIES. The Board of Directors may designate one or more of its members as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. If no alternate members have been appointed, the committee member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to dissolve, any committee.

         SECTION 4.4 TELEPHONE MEETINGS. Members of any committee designated by the Board of Directors may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 4.4 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         SECTION 4.5 ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of any committee designated by the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee and filed with the minutes of the committee proceedings. Such consent shall have the same force and effect as a unanimous vote at a meeting.



                                    ARTICLE V

                                    Officers

         SECTION 5.1 NUMBER AND TITLE. The elected officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, the President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, who must be a member of the Board of Directors, and additional Vice Presidents (including one or more Executive Vice Presidents and one or more Senior Vice Presidents), a Chief Financial Officer, a General Counsel, one or more Assistant Secretaries and/or one or more Assistant Treasurers. One person may hold any two or more of these offices.

         SECTION 5.2 TERM OF OFFICE; VACANCIES. So far as is practicable, all elected officers shall be elected by the Board of Directors at the annual meeting of the Board of Directors in each year, and except as otherwise provided in this Article V, shall hold office until the next such meeting of the Board of Directors in the subsequent year and until their respective successors are elected and qualified or until their earlier resignation or removal. All appointed officers shall hold office at the pleasure of the Board of Directors. If any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.

         SECTION 5.3 REMOVAL OF ELECTED OFFICERS. Any elected officer may be removed at any time, with or without cause, by affirmative vote of a majority of the whole Board of Directors, at any regular meeting or at any special meeting called for such purpose.

         SECTION 5.4 RESIGNATIONS. Any officer may resign at any time upon written notice of resignation to the Chief Executive Officer, Secretary or Board of Directors of the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance. Any such resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

         SECTION 5.5 THE CHAIRMAN OF THE BOARD. The Chairman of the Board, if one shall be elected, shall preside at all meetings of the Shareholders and Board of Directors. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him by the Board of Directors.

         SECTION 5.6 CHIEF EXECUTIVE OFFICER. (a) The Chief Executive Officer shall be the chief executive officer of the Corporation and, subject to the supervision, direction and control of the Board of Directors and the Chairman of the Board (if any), shall have general supervision, direction and control of the business and officers of the Corporation with all such powers as may be reasonably incident to such responsibilities. The Chief Executive Officer shall implement the general directives, plans and policies formulated by the Board of Directors and shall further have such duties, responsibilities and authorities as may be assigned to him by the Board of Directors. The Chief Executive Officer shall have the general powers and duties of management usually vested in the chief executive officer of a corporation. The Chief Executive Officer may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board or Directors or these Bylaws to some other officer or agent of the Corporation.

                  (b) During the time of any vacancy in the office of Chairman of the Board or in the event of the absence or disability of the Chairman of the Board, the Chief Executive Officer shall have the duties and powers of the Chairman of the Board unless otherwise determined by the Board of Directors. In the absence of the Chairman of the Board, if one be elected, the Chief Executive Officer shall preside at meetings of the Shareholders and Board of Directors and shall be ex officio a member of all standing committees. During the time of any vacancy in the office of President or in the event of the absence or disability of the President, the Chief Executive Officer shall have the duties and powers of the President unless otherwise determined by the Board of Directors. In no event shall any third party having any dealings with the Corporation be bound to inquire as to any facts required by the terms of this Section 5.6 for the exercise by the Chief Executive Officer of the powers of the Chairman of the Board or the President.

         SECTION 5.7 PRESIDENT. (a) The President shall be the chief operating officer of the Corporation and, subject to the supervision, direction and control of the Chief Executive Officer and the Board of Directors, shall manage the day-to-day operations of the Corporation. He shall have the general powers and duties of management usually vested in the chief operating officer of a corporation and such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer or these Bylaws. The President may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board or Directors or these Bylaws to some other officer or agent of the Corporation. In the absence of the President, his duties shall be performed and his authority may be exercised by the Chief Executive Officer or a Vice President of the Corporation as may have been designated by the President with the right reserved to the Board of Directors to designate or supersede any designation so made.

                  (b) During the time of any vacancy in the offices of the Chairman of the Board and Chief Executive Officer or in the event of the absence or disability of the Chairman of the Board and the Chief Executive Officer, the President shall have the duties and powers of the Chief Executive Officer unless otherwise determined by the Board of Directors. In no event shall any third party having any dealings with the Corporation be bound to inquire as to any facts required by the terms of this Section 5.7 for the exercise by the President of the powers of the Chief Executive Officer.

         SECTION 5.8 VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the President, shall perform all the duties of the President as chief operating officer of the Corporation, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President as chief operating officer of the Corporation. In no event shall any third party having dealings with the Corporation be bound to inquire as to any facts required by the terms of this Section 5.8 for the exercise by any Vice President of the powers of the President as chief operating officer of the Corporation. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be assigned to them by these Bylaws and as may from time to time be assigned to them by the Board of Directors, the Chief Executive Officer or the President, and may sign, with any other proper officer, certificates for shares of the Corporation.

         SECTION 5.9 SECRETARY. The Secretary shall keep or cause to be kept, at the principal office of the Corporation or such other place as the Board of Directors may order, a book of minutes of all meetings and actions of the Board of Directors, committees of the Board of Directors and Shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at meetings of the Board of Directors and committees thereof, the number of shares present or represented at Shareholders' meetings and the proceedings thereof. The Secretary, if available, shall attend all meetings of the Board of Directors and all meetings of the Shareholders and record the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for any committee of the Board of Directors as the Board of Directors or such committee shall designate him to serve. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and meetings of the Board of Directors and committees thereof and shall perform such other duties incident to the office of secretary or as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. The Secretary shall have custody of the corporate seal of the Corporation, if one be adopted pursuant to Section 8.1, and he, or any Assistant Secretary, or any other person whom the Board of Directors may designate, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature or by the signature of any Assistant Secretary or by the signature of such other person so affixing such seal.

         SECTION 5.10 ASSISTANT SECRETARIES. Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer, the President or the Secretary. The Assistant Secretary or such other person as may be designated by the Chief Executive Officer shall exercise the powers of the Secretary during that officer's absence or inability to act.

         SECTION 5.11 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the chief financial officer of the Corporation and, subject to the supervision, direction and control of the Chief Executive Officer and the Board of Directors, shall manage the day-to-day financial operations of the Corporation. He shall have the general powers and duties of management usually vested in the chief financial officer of a corporation and such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer or these Bylaws. The Chief Financial Officer may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board or Directors or these Bylaws to some other officer or agent of the Corporation. In the absence of the Chief Financial Officer, his duties shall be performed and his authority may be exercised by the Treasurer or a Vice President of the Corporation as may have been designated by the President with the right reserved to the Board of Directors to designate or supersede any designation so made.

         SECTION 5.12 TREASURER. The Treasurer shall have the custody of and be responsible for the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in the books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation and he shall perform all other duties incident to the position of Treasurer, or as may be prescribed by the Board of Directors or the Chief Executive Officer. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         SECTION 5.13 ASSISTANT TREASURERS. Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the President or the Treasurer. The Assistant Treasurer or such other person designated by the Chief Executive Officer shall exercise the power of the Treasurer during that officer's absence or inability to act.

         SECTION 5.14 SUBORDINATE  OFFICERS;  AGENTS. The Board of Directors may
(a) appoint such other officers subordinate to the Chief Executive Officer and President (including a Chief Financial Officer and/or a General Counsel) as it shall deem necessary or desirable who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine, or (b) delegate to any committee or officer the power to appoint any such subordinate officers. The Board of Directors may also appoint one or more agents as it shall deem necessary or desirable who shall have such authority and perform such duties as the Board of Directors may from time to time determine. Any agent may be removed at any time, with or without cause, by affirmative vote of a majority of the whole Board of Directors, at any regular meeting or at any special meeting called for such purpose.

         SECTION 5.15 SALARIES AND COMPENSATION. The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any committee or officer the power to fix from time to time the salary or other compensation of officers and agents.

                                   ARTICLE VI

                                 Indemnification


         SECTION 6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS. (a) The Corporation (i) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was, at any time prior to or during which this
Article VI is in effect, a director or officer of the Corporation, or is or was, at any time prior to or during which this Article VI is in effect, serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan and
(ii) upon a determination by the Board of Directors that indemnification is appropriate, the Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was, at any time prior to or during which this
Article VI is in effect, an employee or agent of the Corporation or at the request of the Corporation was serving as an employee or agent of any other corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, in the case of (i) and (ii) against reasonable expenses (including attorneys' fees), judgments, fines, penalties, amounts paid in settlement and other liabilities actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation (i) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was, at any time prior to or during which this Article VI is in effect, a director or officer of the Corporation, or is or was, at any time prior to or during which this Article VI is in effect, serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and (ii) upon a determination by the Board of Directors that indemnification is appropriate, the Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was, at any time prior to or during which this Article VI is in effect, an employee or agent of the Corporation or at the request of the Corporation was serving as an employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in the case of (i) and (ii) against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that no indemnification shall be made under this sub-section (b) in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that a Mississippi Chancery Court, or other court of appropriate

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jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity of such expenses which a Mississippi Chancery Court, or other court of appropriate jurisdiction, shall deem proper.

         (c) Any indemnification under sub-sections (a) or (b) (unless ordered by a Mississippi Chancery Court or other court of appropriate jurisdiction) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because he has met the applicable standard of conduct set forth in sub-sections
(a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors not parties to such action, suit or proceeding; or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel, in written opinion, selected by the Board of Directors; or (3) by the Shareholders. In the event a determination is made under this sub-section (c) that the director, officer, employee or agent has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

         (d) Expenses incurred by a person who is or was a director or officer of the Corporation in appearing at, participating in or defending any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this Article VI. In addition, the Corporation shall pay or reimburse expenses incurred by any person who is or was a director or officer of the Corporation in connection with such person's appearance as a witness or other participant in a proceeding in which such person or the Corporation is not a named party to such proceeding, provided that such appearance or participation is on behalf of the Corporation or by reason of his capacity as a director or officer, or former director or officer of the Corporation.

         (e) If in a suit or proceeding for indemnification  required under this
Article VI of a director or officer, or former director or officer, of the Corporation or any of its affiliates, a court of competent jurisdiction determines that such person is entitled to indemnification under this Article VI, the court shall award, and the Corporation shall pay, to such person the expenses incurred in securing such judicial determination.

         (f) It is the intention of the Corporation to indemnify the persons referred to in this Article VI to the fullest extent permitted by law and with respect to any action, suit or proceeding arising from events which occur at any time prior to or during which this Article VI is in effect. The indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be or become entitled under any law, the Articles of Incorporation, these Bylaws, agreement, the vote of Shareholders or disinterested directors or otherwise, or under any policy or policies of insurance purchased and maintained by the Corporation on behalf of any such person, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         (g) The indemnification provided by this Article VI shall be subject to all valid and applicable laws, and, in the event this Article VI or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article VI shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

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


                                   ARTICLE VII

                                  Capital Stock


         SECTION 7.1 CERTIFICATES OF STOCK. Certificates of stock shall be issued to each Shareholder certifying the number of shares owned by him in the Corporation and shall be in a form not inconsistent with the Articles of Incorporation and as approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each Shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock of the Corporation bear such legends and statements as the Board of Directors deems appropriate in connection with the requirements of federal or state securities laws or other applicable laws.

         SECTION 7.2 LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such certificate, or his legal representative. When authorizing the issuance of a new certificate, the Board of Directors may in its discretion, as a condition precedent to the issuance thereof, require the owner, or his legal representative, to give a bond in such form and substance with such surety as it may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

         SECTION 7.3 FIXING DATE FOR DETERMINATION OF SHAREHOLDERS OF RECORD FOR CERTAIN PURPOSES. (a) In order that the Corporation may determine the Shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock may be exercised or the date of such other action. In such a case, only Shareholders of record on the date so fixed shall be entitled to receive any such dividend or other distribution or allotment of rights or to exercise such rights or for any other purpose, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

         (b) If no record date is fixed, the record date for determining Shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         SECTION 7.4 DIVIDENDS. Subject to the provisions of the Articles of Incorporation, if any, and except as otherwise provided by law, the directors may declare dividends upon the capital stock of the Corporation as and when they deem it to be expedient. Such dividends may be paid in cash, in property or in shares of the Corporation's capital stock. Before declaring any dividend the Directors may set apart out of the funds of the Corporation available for dividend such sum or sums as the directors from time to time in their discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the directors shall determine to be conducive to the interests of the Corporation and the directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 7.5 REGISTERED SHAREHOLDERS. Except as expressly provided by law, the Articles of Incorporation and these Bylaws, the Corporation shall be entitled to treat registered Shareholders as the only holders and owners in fact of the shares standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, regardless of whether it shall have express or other notice thereof.

         SECTION 7.6 TRANSFER OF STOCK. Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owners thereof, or by their legal representatives or their duly authorized attorneys. Upon any such transfers the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, by whom they shall be canceled and new certificates shall thereupon be issued.

         SECTION 7.7 STOCK OPTIONS, WARRANTS, ETC. Unless otherwise expressly prohibited in the resolutions of the Board of Directors creating any class or series of preferred stock of the Corporation, the Board of Directors shall have the power and authority to create and issue (whether or not in connection with the issue and sale of any stock or other securities of the Corporation), warrants, rights or options entitling the holders thereof to purchase from the Corporation any shares of capital stock of the Corporation of any class or series or any other securities of the Corporation for such consideration and to such persons, firms or Corporations as the Board of Directors, in its sole discretion, may determine setting aside from the authorized but unissued stock of the Corporation the requisite number of shares for issuance upon the exercise of such warrants, rights or options. Such warrants, rights and options shall be evidenced by one or more instruments approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, time for exercise and other terms of such warrants, rights and operations; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.


                                  ARTICLE VIII

                            Miscellaneous Provisions

         SECTION 8.1 CORPORATE SEAL. If one be adopted, the corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

         SECTION 8.2 FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year unless changed by resolution of the Board of Directors.

         SECTION 8.3 CHECKS, DRAFTS, NOTES. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall from time to time be determined by resolution (whether general or special) of the Board of Directors or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board of Directors.

         SECTION 8.4 CORPORATE CONTRACTS AND INSTRUMENTS. Subject always to the specific directions of the Board of Directors, the Chairman of the Board (if any), the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer may enter into contracts and execute instruments in the name and on behalf of the Corporation. The Board of Directors and, subject to the specific directions of the Board of Directors, the Chairman of the Board (if any), the Chief Executive Officer or the President may authorize one or more officers, employees or agents of the Corporation to enter into any contact or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         SECTION 8.5 NOTICE AND WAIVER OF NOTICE. Whenever notice is required to be given to any director or Shareholder under the provisions of applicable law, the Articles of Incorporation or of these Bylaws it shall not be construed to only mean personal notice, rather, such notice may also be given in writing, by mail, addressed to such director or Shareholder at his address as it appears on the records of the Corporation, with postage thereon prepaid (unless prior to the mailing of such notice he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address in which case, such notice shall be mailed to the address designated in the request), and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, cable or other form of recorded communication, by personal delivery or by telephone. Whenever notice is required to be given under any provision of law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing, by telegraph, cable or other form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

         SECTION 8.6 EXAMINATION OF BOOKS AND RECORDS. The Board of Directors shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Corporation (except such as may by statute be specifically opened to inspection) or any of them shall be open to inspection by the Shareholders, and the Shareholders' rights in this respect are and shall be restricted and limited accordingly.

         SECTION 8.7 VOTING UPON SHARES HELD BY THE CORPORATION. Unless otherwise provided by law or by the Board of Directors, the Chairman of the Board of Directors, if one shall be elected, or the Chief Executive Officer, if a Chairman of the Board of Directors shall not be elected, acting on behalf of the Corporation, shall have full power and authority to attend and to act and to vote at any meeting of Shareholders of any corporation in which the Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock which, as the owner thereof, the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any person or persons.

                                   ARTICLE IX

                                   Amendments

         SECTION 9.1 AMENDMENT. Except as otherwise expressly provided in the Articles of Incorporation, the directors, by the affirmative vote of a majority of the entire Board of Directors and without the assent or vote of the Shareholders, may at any meeting, provided the substance of the proposed amendment shall have been stated in the notice of the meeting, make, repeal, alter, amend or rescind any of these Bylaws. The Shareholders shall not make, repeal, alter, amend or rescind any of the provisions of these Bylaws except by the holders of not less than 80% of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article IX as one class.

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